Exhibit 10.09a

CERTAIN PORTIONS

HEREOF DENOTED WITH “[***]”

HAVE BEEN OMITTED

PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT

AND HAVE BEEN FILED

SEPARATELY WITH THE

COMMISSION

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is made this 12th day of October, 2006, by and between HULL POINT LLC, a Maryland limited liability company (“Landlord”) and KP SPORTS, INC., a Maryland corporation (“Tenant”).

R.1. By that Office Lease dated March 29, 2002 by and between Landlord and Tenant, as amended by that First Amendment to Lease dated September 10, 2002 and that Second Amendment to Lease dated March 6, 2003 and that Third Amendment to Lease dated June 23, 2004 (collectively, the “Original Lease”), Landlord leased to Tenant those certain premises consisting of 31,880 rentable square feet of space on the third floor and 4,661 rentable square feet of space on the fourth floor, and 483 rentable square feet on the bridge of the Ivory Building (the “Original Premises”) located at Tide Point, 1020 Hull Street, Baltimore, Maryland 21230 (the Original Lease together with this Fourth Amendment are to referred collectively as the “Lease”).

R.2. Landlord and Tenant desire to amend the terms and conditions of the Original Lease to reflect an expansion of the Original Premises by 1,065 rentable square feet of space on the second floor of the Dawn Building (“Expansion Space A”), and 7,516 rentable square feet on the second floor of the Dawn Building (“Expansion Space B”), as more particularly depicted on Exhibit A (collectively referred to as the “Expansion Spaces”).

R.3. Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2. Amendments to Original Lease. The Original Lease is hereby amended asa follows:

2.1 Lease Term. The Original Lease currently expires on April 30, 2007. The Term for Expansion Space A shall be from August 1, 2006 to April 30, 2008. The Term for Expansion Space B shall be from November 1, 2006 to April 30, 2008.

2.2 Rent. Tenant shall pay Base Rent for Expansion Space A as follows:

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Lease Year	Rent Per SF			Annual Amount
August 1, 2006 through April 30, 2007	$	[	***]	$	[	***]
May 1, 2007 through April 30, 2008	$	[	***]	$	[	***]

Tenant shall pay Base Rent for Expansion Space B as follows:

Lease Year	Rent Per SF			Annual Amount
October 1, 2006 through April 30, 2007	$	[	***]	$	[	***]
May 1, 2007 through April 30, 2008	$	[	***]	$	[	***]

2.3 Delivery of Expansion Spaces. Landlord delivered to the Tenant Expansion Space A on August 1, 2006. Landlord shall deliver Expansion Space B to the Tenant on or about November 1, 2006. As of the delivery dates above, the definition of the term “Premises” shall include Expansion Space A and Expansion Space B, and the rentable square footage of the premises shall be increased to 45,605. The Expansion Spaces shall be delivered to Tenant in broom clean condition. Tenant shall otherwise accept the Expansion Spaces on an “as-is” basis with no further warranties or representations from the Landlord, except that Landlord warrants that, to its knowledge, the Expansion Spaces are free of hazardous materials.

3. Parking. During the term of this Lease for the Expansion Premises, Tenant shall have the non-exclusive right to use 26 additional on-site parking spaces. At Landlord’s request, Tenant shall provide license plate numbers for its employees and otherwise cooperate with Landlord’s management of the Parking Areas, which may include attended parking service. Tenant shall not obligated to pay any Additional Rent for any such parking spaces.

4. Survival and Conflict. The Lease shall remain in full force and effect, fully binding on Landlord and Tenant and unmodified except as expressly provided herein. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the date written first above.

LANDLORD:	HULL POINT LLC, a Maryland limited liability company

	By:	/s/ J. Martin Lostner	(SEAL)
Witness	Name:	J. Martin Lostner
	Title:	Agent

TENANT:	UNDER ARMOUR, INC., a Maryland corporation (f/k/a KP Sports, Inc.)

	By:	/s/ J. Scott Plank	(SEAL)
Witness	Name:	J. Scott Plank
	Title:	Senior Vice President of Retail

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